UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 22, 2004


                             PACIFIC CAPITAL BANCORP
             (Exact name of registrant as specified in its charter)

          California                     0-11113                 95-3673456
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)


                  1021 Anacapa Street, Santa Barbara, CA 93101
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (805) 564-6298



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ITEM 5   OTHER EVENTS

On January 22, 2004, Pacific Capital Bancorp, Santa Barbara, California (the "Company"), received approval from the Office of the Comptroller of the Currency (the "OCC") for the merger of Pacific Crest Bank, a wholly owned subsidiary of Pacific Crest Capital, Inc. ("PCCI"), with and into Pacific Capital Bank, National Association, a wholly owned subsidiary of the Company. On January 23, 2004, the Company issued a press release announcing the receipt of the OCC approval. A copy of the press release is furnished to the SEC as Exhibit 99.1 to this Current Report on Form 8-K. As announced October 16, 2003, the Company and PCCI entered into an Agreement and Plan of Reorganization (the "Agreement") that provided for the acquisition of PCCI by the Company.

The press release also announced that other necessary regulatory approvals for the acquisition had been received from the Board of Governors of the Federal Reserve System and the California Department of Financial Institutions.

The transaction still requires the approval of the shareholders of PCCI. They are to meet on Friday, February 6, 2004 for this purpose.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b) Pro Forma Financial Information.

                  Not Applicable.

         (c) Exhibits.

                  The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

    Exhibit Number             Description of Exhibit
    --------------             ----------------------

     99.1 Pacific Capital Bancorp press release dated January 23, 2004 with respect to regulatory approval received from the Office of the Comptroller of the Currency for the merger of Pacific Crest Bank with and into Pacific Capital Bank, National Association and the receipt of other necessary regulatory approvals for the acquisition from the Board of Governors of the Federal Reserve System and the California Department of Financial Institutions.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               PACIFIC CAPITAL BANCORP

Date:  January 23, 2004                        /s/ Donald Lafler
                                               -----------------
                                               Donald Lafler
                                               Executive Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibits
--------------             -----------------------

     99.1 Pacific Capital Bancorp press release dated January 23, 2004 with respect to regulatory approval received from the Office of the Comptroller of the Currency for the merger of Pacific Crest Bank with and into Pacific Capital Bank, National Association and the receipt of other necessary regulatory approvals for the acquisition from the Board of Governors of the Federal Reserve System and the California Department of Financial Institutions.